SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 5, 2004

                Ault Incorporated
(Exact name of Registrant as specified in its charter)

Minnesota	0-12611	41-0842932
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7105 Northland Terrace
Minneapolis, MN 55428-1028	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 592-1900

Items 1,2,3, 5,6, and 8-12 are not applicable.

Item 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

        (a)   Dismissal of Accountants

        On February 5, 2004, the Audit Committee of the Board of Directors of Ault Incorporated (“Ault”) dismissed its current independent public accountants, Deloitte &Touche LLP (“Deloitte & Touche”). This dismissal followed the Audit Committee’s decision to seek proposals from other independent auditors to audit Ault’s financial statements for its fiscal year ending May 30, 2004.

        The audit reports of Deloitte & Touche on the financial statements of Ault as of and for the two fiscal years ended June 1, 2003 and June 2, 2002 neither contained any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During Ault’s two most recent fiscal years ended June 1, 2003 and June 2, 2002, and during the subsequent interim period preceding the dismissal of Deloitte & Touche, there was no disagreement between Ault and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its reports.

        In connection with its audit of the financial statements for the year ended June 1, 2003, Deloitte & Touche advised Ault that, in the opinion of Deloitte & Touche, there was a material weakness in connection with Ault’s annual analysis of its goodwill. After review of the assumptions and methodology used in the analysis, management of Ault agreed to modify the analysis. The modified analysis indicated that goodwill was impaired and Ault recorded an impairment charge of $1,153,153 in the fourth quarter of fiscal 2003. This matter was discussed with Ault’s management and Audit Committee at various dates in connection with the audit of the fiscal 2003 financial statements. Ault has authorized Deloitte & Touche to respond fully to the inquiries of the successor independent accountant.

        (b)   Engagement of New Accountants

        On February 5, 2004, the Audit Committee approved the retention of Grant Thornton LLP (“Grant Thornton”) as Ault’s independent auditors with respect to the audit of Ault’s financial statements for its fiscal year ending May 30, 2004.

        During Ault’s two most recent fiscal years ended June 1, 2003 and June 2, 2002, and during the subsequent interim period preceding the dismissal of Deloitte & Touche, Ault did not consult with Grant Thornton regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Ault’s financial statement.

        Ault requested that Deloitte & Touche furnish it with a letter to the Securities and Exchange Commission stating whether it agrees with the above statements made by Ault. A copy of that letter dated February 10, 2004, is filed as Exhibit 16.1 to this Current Report.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c.)   Exhibits.   The following exhibit is filed with this document:

16.1    Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated February 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AULT INCORPORATED
Date: February 10, 2004	By: /s/ Donald L. Henry
Donald L. Henry Chief Financial Officer